John Hancock High Yield Municipal Bond Fund (the “fund”)
Supplement dated 12-14-2012 to the current Prospectus
In the “Fund Summary” section, under the “Past performance” subsection, the following benchmark index descriptions are added and the “Average annual total returns” table is amended and restated as follows:
Barclays High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds that are non-investment grade, unrated or rated below BBB/Baa.
Barclays Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market.

Average annual total returns (%)	1 Year	5 Year	10 Year

as of 12-31-11

Class A before tax	5.26	2.57	4.42

After tax on distributions	5.25	2.56	4.41

After tax on distributions, with sale	5.11	2.85	4.49

Class B before tax	4.35	2.41	4.28

Class C before tax	8.35	2.74	4.12

Barclays High Yield Municipal Bond Index*[1]	14.88	4.21	—

Barclays Municipal Bond Index*	10.70	5.22	5.38

*	Prior to December 14, 2012, the fund compared its performance solely to the Barclays Municipal Bond Index. After this date, the fund added the Barclays High Yield Municipal Bond Index as the primary benchmark index and retained the Barclays Municipal Bond Index as the secondary benchmark index to which the fund compares its performance to better reflect the universe of investment opportunities based on the fund’s investment strategy.

[1]	Total return for index is not available for the 10-year period.
You should read this Supplement in conjunction with the Prospectus and retain it for future reference.